Company Overview Gateway Investor Conference September 10, 2020 © 2020 Babcock & Wilcox Enterprises, Inc. All rights reserved. BABCOCK & WILCOX ENTERPRISES, INC. 1

Safe Harbor Statement B&W cautions that this release contains forward-looking statements, including, without limitation, statements relating to adjusted EBITDA and sales targets, expectations regarding future growth, expansion and profitability, as well as statements about B&W’s future pipeline of new projects and business within its new Renewable, Environmental and Thermal operating segments and their impact on future shareholder value. These forward-looking statements are based on management’s current expectations and involve a number of risks and uncertainties, including, among other things, the impact of COVID-19 on us, the capital markets and the global economic climate generally; our recognition of any asset impairments as a result of any decline in the value of our assets or our efforts to dispose of any assets in the future; our ability to obtain and maintain sufficient financing to provide liquidity to meet our business objectives, surety bonds, letters of credit and similar financing; our ability to comply with the requirements of, and to service the indebtedness under, our credit agreement as amended and restated; our ability to obtain waivers of required pension contributions; the highly competitive nature of our businesses and our ability to win work, including identified project opportunities in our pipeline; general economic and business conditions, including changes in interest rates and currency exchange rates; cancellations of and adjustments to backlog and the resulting impact from using backlog as an indicator of future earnings; our ability to perform contracts on time and on budget, in accordance with the schedules and terms established by applicable contracts with customers; failure by third-party subcontractors, partners or suppliers to perform their obligations on time and as specified; our ability to successfully resolve claims by vendors for goods and services provided and claims by customers for items under warranty; our ability to realize anticipated operational and strategic benefits from our new board members and new market-focused initiatives; our ability to successfully address productivity and schedule issues in fulfilling our customer agreements, including the ability to complete our EPC projects and other loss projects within the expected time frame and the estimated costs; our ability to successfully partner with third parties to win and execute new contracts; changes in our effective tax rate and tax positions, including any limitation on our ability to use our net operating loss carryforwards and other tax assets; our ability to maintain operational support for our information systems against service outages and data corruption, as well as protection against cyber-based network security breaches and theft of data; our ability to protect our intellectual property and renew licenses to use intellectual property of third parties; our use of the percentage-of-completion method of accounting to recognize revenue over time; our ability to successfully manage research and development projects and costs, including our efforts to successfully develop and commercialize new technologies and products; the operating risks normally incident to our lines of business, including professional liability, product liability, warranty and other claims against us; changes in, or our failure or inability to comply with, laws and government regulations; actual or anticipated changes in governmental regulation, including trade and tariff policies; difficulties we may encounter in obtaining regulatory or other necessary permits or approvals; changes in, and liabilities relating to, existing or future environmental regulatory matters; changes in actuarial assumptions and market fluctuations that affect our net pension liabilities and income; potential violations of the Foreign Corrupt Practices Act; our ability to successfully compete with current and future competitors; the loss of key personnel and the continued availability of qualified personnel; our ability to negotiate and maintain good relationships with labor unions; changes in pension and medical expenses associated with our retirement benefit programs; social, political, competitive and economic situations in foreign countries where we do business or seek new business; the possibilities of war, other armed conflicts or terrorist attacks; the willingness of customers and suppliers to continue to do business with us on reasonable terms and conditions; our ability to successfully consummate strategic alternatives for non-core assets, if we determine to pursue them; the impact of the upcoming U.S. Presidential and Congressional elections; and the other factors specified and set forth under "Risk Factors" in our periodic reports filed with the Securities and Exchange Commission, including our most recent annual report on Form 10-K and our quarterly report on Form 10-Q for the quarter ended June 30, 2020. The Company cautions not to place undue reliance on these forward-looking statements, which speak only as of the date of this report, and the Company undertakes no obligation to update or revise any forward-looking statement, except to the extent required by applicable law. Non-GAAP Financial Measures This presentation contains information regarding our adjusted EBITDA (including calculated on a pro forma basis to show the effect of certain changes in our operations and strategic focus going forward) and adjusted gross profit, which are non GAAP financial measures. Adjusted EBITDA on a consolidated basis is defined as the sum of the adjusted EBITDA for each of the segments, plus allocations to corporate and research and development costs. At a segment level, adjusted EBITDA is consistent with the way our chief operating decision maker reviews the results of operations and makes strategic decisions about the business and is calculated as earnings before interest, tax, depreciation and amortization adjusted for items such as gains or losses on asset sales, mark to market ("MTM") pension adjustments, restructuring and spin costs, impairments, losses on debt extinguishment, costs related to financial consulting required under the U.S. Revolving Credit Facility and other costs that may not be directly controllable by segment management and are not allocated to the segment. We present consolidated Adjusted EBITDA because we believe it is useful to investors to help facilitate comparisons of our ongoing, operating performance before corporate overhead and other expenses not attributable to the operating performance of our revenue generating segments. In this presentation, we also present certain targets for our adjusted EBITDA in the future; these targets are not intended as guidance regarding how we believe the business will perform. We are unable to reconcile these targets to their GAAP counterparts without unreasonable effort and expense due to the aspirational nature of these targets. This presentation also presents adjusted gross profit. We believe that adjusted gross profit by segment is useful to investors to help facilitate comparisons of the ongoing, operating performance by excluding expenses related to, among other things, activities related to the spin off, activities related to various restructuring activities we have undertaken, corporate overhead (such as SG&A expenses and research and development costs) and certain non-cash expenses such as intangible amortization and goodwill impairments. © 2020 Babcock & Wilcox Enterprises, Inc. All rights reserved. BABCOCK & WILCOX ENTERPRISES, INC. 2

Executive Summary Babcock & Wilcox has provided high-quality, innovative environmental, renewable and thermal technologies for critical power generation and industrial applications for more than 150 years. B&W is executing a robust growth strategy after: • Recovering from losses related to several expanded-scope projects, returning to its core technology and delivery model • Implementing $119 million in cost savings initiatives, and • Extending its credit facility for two years. B&W's transformation is gaining momentum, with new branding and a global expansion in progress to pursue more than $5 billion in identified project opportunities in high-growth markets over the next three years. B&W is targeting: • 2021 adjusted EBITDA of $70-$80 million • 2022 adjusted EBITDA of $95-$105 million • More than $1.0 billion in annual sales by end of 2023 Advancing energy and environmental solutions that bring power and progress to our world © 2020 Babcock & Wilcox Enterprises, Inc. All rights reserved. BABCOCK & WILCOX ENTERPRISES, INC. 3

Next Generation B&W B&W FOUNDATION DRIVES GROWTH STRATEGY Advanced Technologies The Clear Choice for Our Climate As an industry leader in providing advanced air emissions control and energy recovery equipment and technologies, our engineered solutions are designed High-Growth End Markets to reduce the environmental impact of industrial processes. A Circular Economy For our economy and future generations, we continually develop ecologically Research & Innovation sound ways of recycling valuable resources, like biomass and waste, to create clean, renewable energy. Vast Installed Base Efficient. Safe. Reliable. From the initial patent for the water-tube safety boiler to the world’s first supercritical boiler to technologies using the latest advanced steam cycles, our robust thermal energy designs deliver availability and long-term operation. Global Brand Equity The next generation Babcock & Wilcox is providing innovative environmental and renewable solutions, generating recurring revenues from a broad thermal installed base and expanding globally © 2020 Babcock & Wilcox Enterprises, Inc. All rights reserved. BABCOCK & WILCOX ENTERPRISES, INC. 4

Leadership Team Chairman & Chief Executive Officer Kenny Young Chief Financial Officer Chief Strategy Officer Chief Operating Officer General Counsel Lou Salamone Henry Bartoli Jimmy Morgan John Dziewisz © 2020 Babcock & Wilcox Enterprises, Inc. All rights reserved. BABCOCK & WILCOX ENTERPRISES, INC. 5

Ongoing Transformation

Key strategic actions have returned the company to positive performance and positioned it for growth

	ACTION	ACHIEVED	ONGOING
November 2018	New Senior Management Team led by Kenny Young	✓	
April 2019	Settlement Negotiated for Remaining Loss Contracts; Additional Financing Obtained	✓	
May 2019	EPC Loss Contracts Turned Over to Customers (5 of 6 Turned Over; Turnover Not Applicable for Last Project Under Settlement Terms)	✓	
June 2019	Sale of Non-Strategic Asset (Loibl)	✓	
July 2019	Deleveraging Event: Rights Offering	✓	
July 2019	Deleveraging Event: Debt Conversion	✓	
March 2020	Implementation of initial ~$119M in Cost Reductions Complete; Further Savings Initiatives Under Development	✓	✓
May 2020	Extended Credit Facility for Two Years with Further Reductions Through End of 2020	✓	
August 2020	Strategic Organizational and Global Branding Initiative Launched	✓	✓
August 2020	Board Transition to Align with Market-Focused Initiatives Complete	✓	
Ongoing	Pursuing Insurance Recoveries, $9.1M Insurance Proceeds Received in Q3 2019; Pursuing Further Recoveries		✓
Ongoing	Expanding Sales, Service and Business Development Teams Globally		✓
Ongoing	Preparing for 2022 Debt Refinance and Targeting 2021 adjusted EBITDA of $70-$80 million, 2022 adjusted EBITDA of $95-$105 million and more than $1.0 billion in annual sales by end of 2023(1)		✓

Focus on Strengths

- Focus on core products and services for environmental, renewable and thermal markets
- Increase emphasis on retrofit and aftermarket services
- Focus on quality, high margin projects rather than revenues
- Leverage a vast installed base and robust pipeline
- Return the renewable business to its historically profitable business model, providing core technologies and services, with no EPC scope
- Expand sales, service and business development teams internationally

Financial Credibility & Profitability

(1) Targets based on current visibility regarding COVID-19 impacts; it is not possible to fully predict the impacts of COVID-19

© 2020 Babcock & Wilcox Enterprises, Inc. All rights reserved.
BABCOCK & WILCOX ENTERPRISES, INC.

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Babcock & Wilcox is a global leader in advanced environmental, renewable Company Profile and thermal technologies and services for power and industrial applications. Corporate Snapshot Consolidated Headquarters: Akron OH, USA 20% Founded: 1867 Industrial Parts & Services Europe Asia & Other 41% 48% 18% 18% Ownership: Public (NYSE:BW) 53% Power Aftermarket North 27% LTM 2020 Revenue: $663M Generation & Upgrades America 59% 33% 64% New Employees: ~2,400 Build 19% B&W Environmental B&W Renewable B&W Thermal Industrial Parts & Services Asia & Other Industrial Parts & Services Asia & Other Industrial Parts & New Build Asia & Other 37% 37% 30% Europe 12% Services 15% 17% 49% 60% 39% Europe 49% 46% 2% Power Aftermarket North Power Aftermarket North Power Aftermarket North Generation & Upgrades America Generation & Upgrades America Generation & Upgrades America 63% 29% 52% 51% 25% 39% 61% 39% 81% New New Build Europe Build 34% 18% 15% Note: All charts based on LTM June 30, 2020, unless otherwise noted; preliminary, unaudited revenue splits under new segments © 2020 Babcock & Wilcox Enterprises, Inc. All rights reserved. BABCOCK & WILCOX ENTERPRISES, INC. 7

3-Year Pipeline $450 Target 2023: >$1 billion sales $300 $211 $ MILLIONS $ $34 Americas APAC Europe ME/A $840 20-25% $437 $350 35-45% $190 $ MILLIONS $ Americas APAC Europe ME/A $1239 40-50% $532 $347 $ MILLIONS $ $41 Americas APAC Europe ME/A Total pipeline greater than $5B over the next 3 years excluding short lead-time parts & services; ~60% outside the Americas © 2020 Babcock & Wilcox Enterprises, Inc. All rights reserved. BABCOCK & WILCOX ENTERPRISES, INC. 8

What We Do Environmental Technologies - Integrated, custom solutions for utility/industrial emissions control Ash and Material Handling - Bottom and fly ash material handling Cooling Systems - Custom engineered wet, dry and hybrid cooling solutions for power plants Renewable Waste-to-Energy - Waste-to-Energy combustion and steam generation ENVIRONMENTAL RENEWABLE Renewable Biomass – Biomass combustion and steam generation Steam Generation Technologies - Boilers to burn any fuel, from small package boilers to high-capacity boilers Boiler Auxiliary Equipment - Reliable components for cleaner, more efficient operations Technical Services and Parts - Solutions for modifying, improving, operating and maintaining equipment THERMAL Construction - Field construction, construction management and maintenance services Delivering value to our customers through technology-driven products and services Continual product improvement and research and development to support future needs, including carbon capture © 2020 Babcock & Wilcox Enterprises, Inc. All rights reserved. BABCOCK & WILCOX ENTERPRISES, INC. 9

B&W BABCOCK & WILCOX

Installed Base



Renewable Waste-to-Energy & Biomass-to-Energy combustion grate and boiler installed base:
- More than 500 production lines at more than 300 facilities in more than 30 countries, serving a wide range of utility, waste management, municipality and investment firm customers



Renewable Waste-to-Energy & Biomass-to-Energy environmental installed base:
- Key patented ADIOX® and MERCOX™ flue gas technology installed in more than 120 plants



Cooling systems:
- Nearly 2,000 units (7,000+ cells) across the globe



Environmental aftermarket
- Large installed base of wet and dry scrubbers provide opportunities for upgrades to meet new environmental regulations
- Technologies to improve ESP performance at a wide range of utility and industrial installations



Industrial water-tube package boilers:
- More than 5,000 boilers installed in a variety of facilities, including refining, petrochemical, food processing, metals and mining composite and carbon fiber, carbon black and wood products



Pulp & paper recovery boilers:
- ~90 units in North America; at nearly 50%, the largest installed base among OEMs



U.S. fossil fuel boiler installed base:
- ~330 operating units with ~110 GW of capacity
- Installed base provides continuous service, upgrade and retrofit opportunities for B&W



International utility and industrial boiler installed base:
- ~180 operating B&W boiler units across 38 countries outside of North America (excluding WtE/BtE)

B&W BABCOCK & WILCOX ENVIRONMENTAL

B&W BABCOCK & WILCOX RENEWABLE

B&W BABCOCK & WILCOX THERMAL

A vast global installed base of B&W's core technologies at utility and industrial plants, renewable plants and pulp & paper facilities create a large growth opportunity for parts, services and retrofits

© 2020 Babcock & Wilcox Enterprises, Inc. All rights reserved.
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Key Market Drivers & Opportunities Global drive toward renewable and reusable energy sources Increasing global regulatory restrictions on landfilling benefit waste-to-energy New EU regulations require higher emissions standards An aging utility boiler installed base drives stable aftermarket in the U.S. while growth in international power generation continues Water scarcity and regulations drive need for custom cooling solutions Potential for carbon legislation benefits emergent carbon-capture technologies B&W is positioned to capitalize on global trends driving the need for environmental and renewable solutions © 2020 Babcock & Wilcox Enterprises, Inc. All rights reserved. BABCOCK & WILCOX ENTERPRISES, INC. 11

Key Growth Strategies Grow by expanding sales, service and business development teams in key international regions to serve the broad environmental, renewable and thermal markets Meet the global need for carbon reduction with patented renewable waste-to-energy & biomass and carbon-capture solutions Leverage a vast installed base and stable U.S. market to drive aftermarket parts and service sales and generate strong cash flow Provide best-in-class environmental technologies to customers across a broad array of markets to meet growing environmental regulations Core growth strategies focused on driving innovative environmental and renewable technologies, growing aftermarket sales by leveraging the installed base, and expanding internationally in key regions © 2020 Babcock & Wilcox Enterprises, Inc. All rights reserved. BABCOCK & WILCOX ENTERPRISES, INC. 12

Global footprint and ongoing expansion positions Global Expansion B&W to leverage market trends around the world 2021-2023 Addressable Market Europe More than $7B 2021-2023 Addressable Market 2021-2023 Americas 2021-2023 Addressable Market Addressable Market More than $8B Middle East & Africa Asia-Pacific More than $4B Close to $8B Manufacturing Service Facilities Future Service Facilities Construction Sales/Support Future Sales/Support Sales Reps Future Sales Reps © 2020 Babcock & Wilcox Enterprises, Inc. All rights reserved. BABCOCK & WILCOX ENTERPRISES, INC. 13

Financial Information © 2020 Babcock & Wilcox Enterprises, Inc. All rights reserved. BABCOCK & WILCOX ENTERPRISES, INC. 14

Future Financial Reporting Segments for Improved Visibility Product and Key End Markets Service Overview Power Air emissions control and ash handling Oil and Gas systems, cooling and energy recovery, Pulp & Paper aftermarket equipment upgrades, General Industry parts and service Waste-to-Energy Waste-to-energy and biomass Biomass technologies, aftermarket equipment Pulp & Paper upgrades, parts and service Utility steam generation equipment, Power industrial boilers, boiler cleaning, Oil and Gas aftermarket equipment upgrades, General Industry parts and service Note: Financial performance expected to be reported under new segments starting with full year 2020 results © 2020 Babcock & Wilcox Enterprises, Inc. All rights reserved. BABCOCK & WILCOX ENTERPRISES, INC. 15

Consolidated Financial Summary Twelve Months Ended Twelve Months Ended ($ in Millions) December 31, 2019 June 30, 2020* Revenue $ 859.1 $ 663.0 Adjusted Gross Profit $ 164.0 $ 155.8 Adjusted Gross Profit Margin % 19.1% 23.5% Operating Loss $ (29.4) $ (11.2) Adjusted EBITDA $ 33.3 $ 31.6 Adjusted EBITDA Margin % 3.9% 4.8% Note: Figures may not be clerically accurate due to rounding; see SEC financial filings and/or slides in Appendix for reconciliation of non-GAAP measures *COVID-19 adversely impacted all segments in the first half of 2020; strategic actions in 2019 and 2020 provide the foundation for a strong 2021 and beyond © 2020 Babcock & Wilcox Enterprises, Inc. All rights reserved. BABCOCK & WILCOX ENTERPRISES, INC. 16

Pro-Forma LTM Adjusted EBITDA Twelve Months Ended ($ in Millions) June 30, 2020(3) Adjusted EBITDA as Reported $ 31.6 Pro Forma Adjustments: Losses from Asset Held for Sale 2.8 Vølund EPC Contract Losses(1) 1.7 SPIG U.S. Losses(2) 4.9 Annualization of Cost Savings 16.2 Total Pro Forma Adjustments $ 25.6 Adjusted EBITDA Pro Forma $ 57.1 Notes: Figures may not be clerically accurate due to rounding; see SEC financial filings and/or slides in Appendix for reconciliation of non-GAAP measures (1) B&W Vølund is no longer bidding EPC scope (2) SPIG U.S. has been closed (3) No pro-forma adjustments have been made related to the adverse impacts of COVID-19 in 2020 Pro-forma LTM adjusted EBITDA of $57M illustrated by adjusting for the legacy impacts of abandoned business models and the annualization of fully-implemented portions of cost saving initiatives © 2020 Babcock & Wilcox Enterprises, Inc. All rights reserved. BABCOCK & WILCOX ENTERPRISES, INC. 17

Capital Structure ($ in Millions) As of June 30, 2020 Debt: Revolving Credit Facility – Funded (1) 164.7 Last-Out Term Loans (2) 173.3 Total Debt $338.0 Unrestricted Cash 36.8 Net Debt $301.2 Revolver Leverage: Net Leverage 4.1x Funded revolver less unrestricted cash compared to Q2 2020 LTM EBITDA Pro-Forma Net Leverage 2.2x Funded revolver less unrestricted cash compared to Pro Forma Q2 2020 LTM EBITDA Total Debt Leverage: Net Leverage 9.5x Net debt compared to Q2 2020 LTM EBITDA Pro-Forma Net Leverage 5.3x Net debt compared Pro Forma Q2 2020 LTM EBITDA Note: Figures may not be clerically accurate due to rounding; see SEC financial filings and/or slides in Appendix for reconciliation of non-GAAP measures [1] Interest rate 7.53% (Base + LIBOR). Facility matures June 30, 2022. Interest payments deferred from 5/14/2020 to 8/31/2020; payable in 6 monthly installments starting end of January 2021; B. Riley Financial, Inc. committed to provide $35 million of incremental last-out term loans through the maturity date, which will amortize the facility through reductions in facility commitments over time [2] Interest rate 12.00%, no PIK. Matures December 30, 2022. Interest from 5/14/2020 to 12/31/2020 payable in BW shares using 15-Day VWAP ($2.2774/share) following closing © 2020 Babcock & Wilcox Enterprises, Inc. All rights reserved. BABCOCK & WILCOX ENTERPRISES, INC. 18

Key Technologies © 2020 Babcock & Wilcox Enterprises, Inc. All rights reserved. BABCOCK & WILCOX ENTERPRISES, INC. 19

Products & Services Across Our Brands Steam Generation Technologies Natural Gas-fired Package Boilers Boiler Auxiliaries Combustion Grates Construction New Build New Emissions Control Solutions Cooling Systems Ash and Material Handling Operations & Maintenance Field Service Inspections Parts Aftermarket Retrofits/Upgrades Construction Providing “life of the plant” product and service applications across a broad array of power generation and industrial markets Note: Gas-fired package boilers are used in coal-fired and renewable plants for start-up or auxiliary power © 2020 Babcock & Wilcox Enterprises, Inc. All rights reserved. BABCOCK & WILCOX ENTERPRISES, INC. 20

Key Technologies

Babcock & Wilcox Environmental

- Particulate control
- Nitrogen oxide (NOx) removal
- Sulfur removal
- Mercury, dioxin and furan removal
- Bottom and fly ash handling systems
- Wastewater elimination
- Submerged grind ash handling
- Carbon capture: RSAT™, oxy-fired combustion, chemical looping
- NextBAT® crane-to-stack solutions
- ADIOX® and MERCOX™ environmental technologies
- Wet cooling towers (CT) and dry air-cooled condensers (ACC)

Babcock & Wilcox Renewable

- Waste-to-energy
- Biomass-to-energy
- Multi-fuel technology
- Dynagrate® combustion grates
- Vølund combustion grates
- Vibrating combustion grates
- NextBAT® crane-to-stack solutions

Babcock & Wilcox Thermal

- Steam Generator Technologies
  - Pulverizers
  - Furnaces
  - Burners and ignitors
  - Diamond Power® sootblowers and boiler cleaning systems
  - Pressure parts
  - Air heaters
  - Bottom and fly ash handling systems
- Titanium® intelligent sootblowing and control systems
- Process recovery boilers
- Package boilers for oil sands production
- Industrial water-tube package boilers

More Than 17,000 Patents In B&W's History

- **1200** active patents worldwide including:
  - **577** active patents for **91** environmental equipment technologies
  - **93** active patents for **12** carbon capture technologies
- **300** additional patent filings are in examination phase, including **~175** environmental equipment and **~13** carbon capture technologies


PATENTED

Patented and proprietary technologies drive performance and quality for our customers

© 2020 Babcock & Wilcox Enterprises, Inc. All rights reserved.
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Key Technologies: Steam Generation Technologies Utility Boilers Waste-to-Energy Boilers High pressure, high efficiency, high capacity, low emissions Reduces dependency on landfills and reduces methane gas emissions Fuel: Coal, oil, natural gas, multi-fuel Fuels: MSW, RDF Natural Gas-Fired and Other Industrial Biomass-Fired Boilers Water-Tube Boilers Bottom- or top-supported, shop- or field-assembled Carbon-neutral technology Fuel: Natural gas, oil, CO, waste heat and gases Fuels: Wood, wood waste, straw, sludge Process Recovery Boilers Single-drum, industry-standard unit for improved mill operation Fuels: Black liquor © 2020 Babcock & Wilcox Enterprises, Inc. All rights reserved. BABCOCK & WILCOX ENTERPRISES, INC. 22

Key Technologies: Emissions Controls

Emission	Technology Solution
Particulate Control	• Pulse Jet Fabric Filters (PJFF) / Baghouses • Wet and Dry Electrostatic Precipitators (ESPs) • Wet Particulate Scrubbers • Multiclone® Dust Collectors
NO_x Control	• Selective Catalytic and Non-catalytic Reduction (SCR/SNCR) • Low NO_x Burners and Combustion Systems
SO_2 / Acid Gas Control	• Wet or Seawater Flue Gas Desulfurization (FGD) Systems • Semi-dry FGDs (Spray Dry Absorbers, Circulating Dry Scrubbers) • Wet ESPs • Dry Sorbent Injection (DSI)
SO_3 / Acid Mist Control	• Wet ESPs • Dry Sorbent Injection (DSI)
Mercury, Dioxins, Furans	• Powdered Activated Carbon Injection • Absorption Plus™, MercPlus™, Mitagent™ Additives
Wastewater Elimination	• Wastewater Evaporation System (WES) via Spray Drying • Air-Cooled Condensers


B&W
BABCOCK & WILCOX
ENVIRONMENTAL

© 2020 Babcock & Wilcox Enterprises, Inc. All rights reserved.
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Key Technologies: Renewable Combustion Grates DynaGrate® Pivoting Combustion Grate  Large installed base with diverse set of customers  Grate design allows for high availability and long operational time, leading to reduced O&M cost  High thermal efficiency and low emissions  Fuel flexibility  Factory assembled modules reduce field construction A Market Leader with Differentiating Technology in Waste-to-Energy Solutions © 2020 Babcock & Wilcox Enterprises, Inc. All rights reserved. BABCOCK & WILCOX ENTERPRISES, INC. 24

B&W BABCOCK & WILCOX

Key Technologies: Steam Generation & Environmental Solutions Across a Utility Plant

Steam Generator Technology

- Pulverizers
- Furnace
- Burners and ignitors
- Sootblowers
- Pressure parts
- Air heaters and air heating cleaning systems
- Bottom ash handling systems

Environmental Solutions

- Particulate control
- Nitrogen oxides (NO_x) removal
- Sulfur removal
- Mercury, dioxin and furan removal
- Fly ash handling systems
- Wastewater elimination


B&W BABCOCK & WILCOX THERMAL
Boiler Pressure Parts
Boiler Cleaning Equipment
Burners
Pulverizers
SCR NOx Control Technologies
Bottom Ash Handling
Boiler Auxiliary Components: Fans, Air Heaters, etc.
Dry Scrubbing Technologies
Particulate Control Technologies
Fly Ash Handling
Wet Scrubbing Technologies
Particulate Control Technologies
Fly Ash Handling
B&W BABCOCK & WILCOX ENVIRONMENTAL

B&W provides a comprehensive array of proprietary technology and experience to utility power generation customers

© 2020 Babcock & Wilcox Enterprises, Inc. All rights reserved.

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Key Technologies: Steam Generation, Combustion Grates & Flue Gas Treatment Across a Waste-to-Energy Plant

- **Proven, proprietary DynaGrate®** combustion grate offers high reliability, maximizing waste throughput and MW output
- **Advanced NextBAT® technology** provides a thermal efficiency of 99% and 95-99% clean flue gas
- **NextBAT®** meets the EU BREF(1) requirements

(1) Best Available Technologies (BAT) Reference Document

B&W BABCOCK & WILCOX RENEWABLE

B&W BABCOCK & WILCOX ENVIRONMENTAL



On-line Boiler Washing System™
Inconel® cladded 1st and 2nd boiler pass
VoluMix™ zone in 1st pass
Water-cooled DynaGrate®
Baghouse filter
Conditioning tower
CUTNOX® in combination with SNCR
Combustion chamber wit Inconel® cladded walls








© 2020 Babcock & Wilcox Enterprises, Inc. All rights reserved.
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Key Technologies: Submerged Grind Conveyor Ash Handling Designed to meet current and future U.S. regulatory requirements for ash handling with:  Lower equipment cost  Lower installation cost • Utilize existing hoppers and gate valves • No modification to hopper  Short outage required  Short lead time  Available redundancy under the boiler  Lower O&M costs An innovative solution to eliminate ash ponds © 2020 Babcock & Wilcox Enterprises, Inc. All rights reserved. BABCOCK & WILCOX ENTERPRISES, INC. 27

Key Technologies: Clean Coal Solutions Ready for Deployment TM Oxy-Fired Combustion RSAT (Regenerable Solvent Absorption Technology)  Oxy-coal combustion technology  Post-combustion technology  “Near-zero” emissions  Patented amine-based solvent process  30 MW demonstration complete  Pilot commissioning complete  Full-scale design ready  Installed base retrofit application Carbon Capture Technology for the 1000 GW of Global Coal Installed Base © 2020 Babcock & Wilcox Enterprises, Inc. All rights reserved. BABCOCK & WILCOX ENTERPRISES, INC. 28

Key Technologies: Chemical Looping Combustion (CLC) in Development  Advanced process for clean power generation and CO2 capture  A flameless, oxy-combustion process using oxidation- reduction reactions to process fuel and produce energy for power generation  Produces a concentrated CO2 stream that can be captured, cleaned and compressed for use or permanent storage  Lower cost, higher efficiency  Working in collaboration with The Ohio State University CDCL 250 kWth Potential extension beyond power generation Process can be modified to convert carbon-based fuels—coal, biomass and natural gas—to electricity, syngas, chemicals, liquid fuels or hydrogen © 2020 Babcock & Wilcox Enterprises, Inc. All rights reserved. BABCOCK & WILCOX ENTERPRISES, INC. 29

Key Technologies: Cooling Systems

WET



Natural Draft/Hyperbolic

Fanless design provides low power, noise and maintenance, as well as long operating lifecycle



Mechanical Draft

Counterflow for cost-effective thermal performance; crossflow for low energy consumption and operating costs

MATERIAL OPTIONS:

WOOD | CONCRETE | FIBER-REINFORCED POLYMER (FRP)

DRY



Air-Cooled Condensers

Water preservation technology customized for high-performance, long-life, low noise, corrosion-resistant applications



Air Fin Coolers

Cost-effective designs using embedded or wrapped tubes to meet required thermal, mechanical, noise and space requirements



Optimization Services

Specialized services to maximize plant performance and minimize costs and maintenance

BABCOCK & WILCOX ENVIRONMENTAL

© 2020 Babcock & Wilcox Enterprises, Inc. All rights reserved.
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Appendix © 2020 Babcock & Wilcox Enterprises, Inc. All rights reserved. BABCOCK & WILCOX ENTERPRISES, INC. 31

Current Financial Reporting Segments Product and Key End Markets Service Overview Utility steam generation equipment, Utility industrial boilers, environmental Babcock & Wilcox General Industrial solutions, aftermarket parts and service Waste-to-energy and biomass steam generating equipment, Vølund & Other Waste-to-Energy environmental solutions, operations Biomass Renewable & maintenance, aftermarket parts and service Wet and dry cooling systems, Power, Oil and Gas, Industrial SPIG aftermarket parts & service © 2020 Babcock & Wilcox Enterprises, Inc. All rights reserved. BABCOCK & WILCOX ENTERPRISES, INC. 32

Adjusted EBITDA Reconciliation Twelve months ended Twelve months ended June December 31, 2019 30, 2020 $ in Millions Loss before income tax (benefit) expense $ (124.4) $ (100.4) Interest expense, net 94.0 94.1 Depreciation & amortization 23.6 18.0 Foreign exchange 16.6 18.2 Advisory fees for settlement costs and liquidity planning 11.8 10.9 Restructuring activities 11.7 9.0 Financial advisory services 9.1 3.4 Settlement cost to exit Vølund contract 6.6 - Loss on debt extinguishment 4.0 6.2 Loss on sale of business 3.6 0.1 Stock compensation 3.4 4.5 Litigation legal costs 0.5 1.4 Income (loss) from business held for sale - 0.3 (1) Beginning in the third quarter of 2019, stock compensation is no longer considered in Adjusted Other – net (0.3) 3.0 EBITDA for purposes of managing the business, and prior periods have been adjusted to be presented on a comparable basis. Gain (losses) on asset disposals, net (3.9) (4.9) (2) In March 2019, we entered into a settlement in connection with an additional European waste-to- energy EPC contract, for which notice to proceed was MTM gain (loss) from benefit plans (8.8) (10.1) not given and the contract was not started. The settlement eliminated our obligations to act, and our Net pension benefit before MTM (14.0) (22.2) risk related to acting, as the prime EPC should the project have moved forward. (3) Figures may not be clerically accurate due to rounding. Adjusted EBITDA $ 33.5 $ 31.6 © 2020 Babcock & Wilcox Enterprises, Inc. All rights reserved. BABCOCK & WILCOX ENTERPRISES, INC. 33

Gross Profit Reconciliation $ in Millions Twelve months ended Twelve months ended June December 31, 2019 30, 2020 Adjusted gross profit (loss) (1) Operating loss $ (29.4) $ (11.2) Selling, general and administrative expenses 150.6 138.4 Advisory and settlement costs 27.9 15.8 Amortization expense 4.3 4.7 Restructuring activities 11.7 9.0 Research and development costs 2.9 4.0 Gains (losses) on asset disposals, net (3.9) (4.9) Adjusted gross profit (loss) $ 164.0 $ 155.8 (1) Amortization is not allocated to the segments' adjusted gross profit, but depreciation is allocated to the segments' adjusted gross profit. (2) Figures may not be clerically accurate due to rounding. © 2020 Babcock & Wilcox Enterprises, Inc. All rights reserved. BABCOCK & WILCOX ENTERPRISES, INC. 34

© 2020 Babcock & Wilcox Enterprises, Inc. All rights reserved. BABCOCK & WILCOX ENTERPRISES, INC. 35